UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2016

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-7584	74-1079400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 19, 2016, Transcontinental Gas Pipe Line Company, LLC (the “Company”) issued a press release announcing that it intends to offer, pursuant to an exemption from registration under the Securities Act of 1933, as amended, senior notes to certain institutional investors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on January 19, 2016, the Company issued a press release announcing that it has priced its offering of $1 billion in aggregate principal amount of 7.85% Senior Notes due 2026. The offering of the notes is expected to close on January 22, 2016, subject to certain closing conditions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 19, 2016.

99.2	Press release dated January 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

By:	/s/ Peter S. Burgess
Peter S. Burgess
Vice President and Treasurer

DATED: January 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 19, 2016.

99.2	Press release dated January 19, 2016.